                                    1996

INCORPORATED UNDER THE LAWS                      OF THE STATE OF DELAWARE
      NUMBER                                             SHARES

    -----------                                        ------------


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                           VIEW TECH DELAWARE, INC.

   AUTHORIZED CAPITAL STOCK:  25,000,000 SHARES - PAR VALUE $.0001 PER SHARE

 20,000,000 SHARES COMMON STOCK                5,000,000 SHARES PREFERRED STOCK

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                                C O M M O N


THIS CERTIFIES THAT _______________________________________________ IS THE
RECORD HOLDER OF ______________________________________ SHARES OF COMMON STOCK
TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THE CORPORATION WILL FURNISH AT ITS PRINCIPAL OFFICE, WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL HEREUNTO AFFIXED

     THIS ___________________ DAY            OF __________________ A.D. 19__

______________________________                  _____________________________
                     SECRETARY                                      PRESIDENT

INCORPORATED UNDER THE LAWS                      OF THE STATE OF DELAWARE
      NUMBER                                             SHARES

    -----------                                        ------------


-------------------------------------------------------------------------------

                           VIEW TECH DELAWARE, INC.

   AUTHORIZED CAPITAL STOCK:  25,000,000 SHARES - PAR VALUE $.0001 PER SHARE

 20,000,000 SHARES COMMON STOCK                5,000,000 SHARES PREFERRED STOCK

                               PREFERRED STOCK

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THIS CERTIFIES THAT _________________________________________________ IS THE
HOLDER OF _______________________________SHARES OF THE CAPITAL STOCK TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

    IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED


     THIS ___________________ DAY            OF __________________ A.D. 19__

______________________________                  _____________________________
                     SECRETARY                                      PRESIDENT